UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

SQL TECHNOLOGIES CORP.

(Exact name of Registrant as Specified in its Charter)

Florida (State or other jurisdiction of incorporation)	001-41276 (Commission File Number)	46-3645414 (IRS Employer Identification No.)

11030 Jones Bridge Road, Suite 206

Johns Creek, Georgia 30022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (770) 754-4711

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 9, 2022, SQL Technologies Corp. (d/b/a Sky Technologies) (the “Company”) priced the initial public offering (“IPO” or the “offering”) of its common stock, no par value per share (the “Common Stock”), at a price to the public of $14.00 per share (the “IPO Price”), pursuant to the Company’s registration statements on Form S-1 and Form S-1MEF (File Nos. 333-261829 and 333-262612, respectively) (as amended and collectively, the “Registration Statement”), as filed with the Securities and Exchange Commission (the “SEC”). On February 9, 2022, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with The Benchmark Company, LLC, which acted as sole book-running manager for the offering (the “Underwriter”), pursuant to which agreement the Company agreed to offer and sell 1,650,000 shares of its Common Stock at the IPO Price. The Underwriter was granted a 30-day option to purchase up to an additional 247,500 shares of Common Stock from the Company.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribute to payments the Underwriter may be required to make because of any of those liabilities. The foregoing summary of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

On February 14, 2022, the Company closed the IPO, and the Company sold 1,650,000 shares of Common Stock to the Underwriter for total gross proceeds of approximately $23.1 million. After deducting the underwriting commission and expenses, the Company received net proceeds of approximately $20.4 million.

Representative’s Warrants

On February 14, 2022, pursuant to the Underwriting Agreement, the Company issued a warrant (the “Warrant”) to the Representative to purchase an aggregate of 132,000 shares of Common Stock. The Warrant may be exercised beginning on August 8, 2022 (180 days from the effective date of the Registration Statement) until February 9, 2027 (five years after the effective date of the Registration Statement). The initial exercise price of the Warrant is $18.20 per share. The foregoing summary of the Warrant does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures set forth under Item 5.03 of this Current Report are incorporated by reference in this Item 8.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

As described in the prospectus, dated February 10, 2022 (the “Prospectus”), filed with the SEC pursuant to Rule 424(b) of the Securities Act, which is deemed to be part of the Registration Statement, effective February 9, 2022, upon the effectiveness of the Registration Statement, Nancy DiMattia, Gary N. Golden and Efrat L. Greenstein Brayer were appointed as members of the Company’s Board of Directors (the “Board”). Mss. DiMattia and Greenstein Brayer and Mr. Golden are independent directors as defined under the applicable rules of the SEC and the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Additional information regarding, among other things, each of Mss. DiMattia and Greenstein Brayer and Mr. Golden’s background is contained in the Prospectus and is incorporated herein by reference.

Effective February 9, 2022, upon effectiveness of the Registration Statement, each director assumed his or her Board committee appointments as described in the Prospectus, and, accordingly, the committees were constituted as follows: (i) Audit Committee – Gary N. Golden (Chair), Nancy DiMattia and Efrat L. Greenstein Brayer; (ii) Compensation Committee – Gary N. Golden (Chair), Nancy DiMattia and Efrat L. Greenstein Brayer; and (iii) Nominating and Corporate Governance Committee – Efrat L. Greenstein Brayer (Chair), Nancy DiMattia and Gary N. Golden. Each committee member satisfies the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations.

2021 Stock Incentive Plan

The 2021 Stock Incentive Plan (the “2021 Plan”), which was adopted by the Board and approved by the Company’s stockholders, became effective February 9, 2022, immediately prior to the effectiveness of the Registration Statement, and replaced and terminated the Company’s 2018 Stock Incentive Plan. The 2021 Plan authorizes the issuance of up to 20,000,000 shares of Common Stock pursuant to grants of stock options, stock appreciation rights, restricted shares, restricted share units, and other share-based awards for the purpose of providing the Company’s employees, officers, consultants and non-employee directors with incentives and rewards for performance. For further information regarding the 2021 Plan, see “Executive Compensation—Stock Incentive Plans—2021 Stock Incentive Plan” in the Prospectus. The summaries of the 2021 Plan contained herein and in the Prospectus do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2021 Plan and forms of award agreements, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this Current Report and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2022, the Company filed Articles of Amendment to the Articles of Incorporation (the “Articles of Amendment”) with the Division of Corporations of the State of Florida, which were effective upon filing. The Company’s First Amended and Restated By-Laws (the “By-Laws”) became effective February 9, 2022, immediately prior to the effectiveness of the Registration Statement. The changes in the By-Laws were intended to, among other things, clarify stockholder meeting procedures, including voting and quorum requirements and stockholder notice of director nominees and other meeting proposals, and methods for amending, modifying, repealing or adopting new by-laws. The Articles of Amendment were intended to align the provisions in the Company’s Articles of Incorporation and the By-Laws. The foregoing summary of the Articles of Amendment and the By-Laws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Articles of Amendment and By-Laws, copies of which are filed as Exhibit 3.3 and Exhibit 3.4, respectively, to this Current Report and are incorporated herein by reference.

Item 8.01	Other Events.

The disclosures set forth under Item 1.01 of this Current Report are incorporated by reference in this Item 8.01.

On February 14, 2022, the Company issued a press release announcing the closing of its IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 9, 2022, between the Company and The Benchmark Company, LLC, as Representative of the Underwriter.
3.1	Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-261829) filed with the Securities and Exchange Commission on December 22, 2021).
3.2	Articles of Amendment to Articles of Incorporation, including the Certificate of Designation of Rights, Preferences and Privileges of Series A Convertible Preferred Stock (effective August 12, 2016) (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-261829) filed with the Securities and Exchange Commission on December 22, 2021).
3.3	Articles of Amendment to Articles of Incorporation (effective February 7, 2022).
3.4	First Amended and Restated Bylaws of the Company (effective February 9, 2022).
4.1	Representative’s Warrant, dated February 9, 2022.
10.1*	2021 Stock Incentive Plan (effective February 9, 2022).
10.2*	Form of Nonqualified Stock Option Agreement (2021 Plan).
10.3*	Form of Incentive Stock Option Agreement (2021 Plan).
10.4*	Form of Restricted Shares Award Agreement (2021 Plan).
99.1	Press Release, dated February 14, 2022.

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQL TECHNOLOGIES CORP.

Date: February 14, 2022	By:	/s/ John P. Campi
	Name:	John P. Campi
	Title:	Chief Executive Officer